February 21, 2012

PAPP SMALL & MID-CAP GROWTH FUND
Ticker PAPPX

A SERIES OF THE PAPP INVESTMENT TRUST (the “Trust”)

Supplement to Prospectus dated April 1, 2011

The prospectus (the “Prospectus”), dated April 1, 2011, of the Papp Small & Mid-Cap Growth Fund (the “Fund”) is hereby amended and supplemented with the following information.

Mr. L. Roy Papp, Founder and Senior Partner of L. Roy Papp & Associates, LLP (the “Adviser”), Trustee of the Trust and co-portfolio manager of the Fund, passed away on December 16, 2011 after a brief illness.  Because Mr. Papp had a controlling interest in the Adviser, pursuant to the Investment Company Act of 1940, Mr. Papp’s death may be deemed to be a change in control of the Adviser and thus an assignment and automatic termination of the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser.  Accordingly, for the Adviser to continue to provide services to the Fund, shareholders of the Fund will be asked to approve a new investment advisory agreement with the Adviser on behalf of the Fund (the “New Advisory Agreement”).  Except for the effective and termination dates, the terms of the New Advisory Agreement are identical to the terms of the terminated Advisory Agreement.  The Board of Trustees of the Trust approved the New Advisory Agreement at a meeting held on January 12, 2012.

In order to ensure the continuity of the investment advisory services to the Fund until shareholders approve the New Advisory Agreement, the Board of Trustees of the Trust has approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) pursuant to which the Adviser will continue to provide investment management services to the Fund under the same terms as the terminated Advisory Agreement.  The Interim Advisory Agreement went into effect on December 16, 2011 and will terminate upon the earlier of (i) May 14, 2012, or (ii) the effective date of the New Advisory Agreement.

The following sections of the Prospectus should be deleted in their entirety and replaced with the following:

RISK/RETURN SUMMARY

Portfolio Management

Investment Adviser

L. Roy Papp & Associates, LLP

Portfolio Manager

Rosellen C. Papp, CFA, Partner and Research Director of the Adviser
Portfolio Manager of the Fund since its inception in 2010

Brian Riordan, CFA, Research Analyst
Assistant Portfolio Manager of the Fund since 2012

The 4th through 6th paragraphs of the section of the Prospectus titled “FUND MANAGEMENT” should be deleted in their entirety and replaced with the following:

Portfolio Manager.  Rosellen C. Papp, CFA, is responsible for managing the Fund’s portfolio and has managed the Fund since its inception.  Ms. Papp, Partner of the Adviser, has been the Research Director of the Adviser and its predecessor since 1981.  Brian Riordan, CFA, became assistant portfolio manager of the Fund in 2012 and has been a Research Analyst of the Adviser since 2004.

The Statement of Additional Information (“SAI”) provides additional information about Ms. Papp’s and Mr. Riordan's compensation, other accounts they manage and their ownership of shares of the Fund.

Prior Performance of the Adviser

The Adviser previously served as the investment sub-adviser of the Pioneer Small and Mid Cap Growth Fund and as the investment adviser of the Pioneer Small and Mid Cap Growth Fund’s predecessor, the Papp Small & Mid-Cap Growth Fund, Inc. (the “Predecessor Fund”), from the inception of the Predecessor Fund until September 18, 2009, when the Pioneer Small and Mid Cap Growth Fund ceased to engage in business.  During that time, Rosellen C. Papp and L. Roy Papp (the “Portfolio Managers”) were jointly responsible for the day-to-day management of the Pioneer Small and Mid Cap Growth Fund and the Predecessor Fund and had full discretionary authority over the selection of their investments, and Ms. Papp has the same level of discretion over the selection of investments for the Fund.  The Pioneer Small and Mid Cap Growth Fund and the Predecessor Fund had investment objectives, policies and principal strategies substantially similar to the Fund.

For further information, please contact the Fund toll-free at 1-877-370-7277.

Investors Should Retain This Supplement for Future Reference

PAPP SMALL & MID-CAP GROWTH FUND

Investment Portfolio of
PAPP INVESTMENT TRUST
(PAPPX)

Statement of Additional Information
April 1, 2011
(Revised February 21, 2012)

This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Prospectus for the Papp Small & Mid-Cap Growth Fund (the “Fund”) dated April 1, 2011, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.  Copies of the Prospectus may be obtained without charge, upon request, by writing the Papp Small & Mid-Cap Growth Fund at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or by calling toll-free 1-877-370-7277.

TABLE OF CONTENTS

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS	2
INVESTMENT RESTRICTIONS	7
CALCULATION OF SHARE PRICE	8
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	9
SPECIAL SHAREHOLDER SERVICES	9
MANAGEMENT OF THE TRUST	10
INVESTMENT ADVISER	16
PORTFOLIO TRANSACTIONS	18
THE DISTRIBUTOR	19
OTHER SERVICE PROVIDERS	19
DISTRIBUTION PLAN	21
GENERAL INFORMATION	22
ADDITIONAL TAX INFORMATION	26
FINANCIAL STATEMENTS	28
APPENDIX A (TRUST’S PROXY VOTING POLICIES AND PROCEDURES)	29
APPENDIX B (ADVISER’S PROXY VOTING POLICIES AND PROCEDURES)	31

STATEMENT OF ADDITIONAL INFORMATION

The Trust is an open-end management investment company which currently offers one diversified investment portfolio, the Papp Small & Mid-Cap Growth Fund (the “Fund”).  The Fund’s investments are managed by L. Roy Papp & Associates, LLP (the “Adviser”).  For further information on the Fund, please call 1-877-370-7277.

ADDITIONAL INFORMATION ON INVESTMENTS, STRATEGIES AND RISKS

Information contained in this Statement of Additional Information expands upon information contained in the Fund’s Prospectus.  No investment in shares of the Fund should be made without first reading the Prospectus.

Preferred Stock, Warrants and Rights.  The Fund may invest in preferred stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.  Preferred stocks may include the obligation to pay a stated dividend.  The price of preferred stocks could depend more on the size of the dividend than on the company’s performance.  If a company fails to pay the dividend, its preferred stock is likely to drop in price.  Changes in interest rates can also affect the price of preferred stocks.

Warrants are essentially options to purchase equity securities at specific prices and are valid for a specific period of time.  Rights are similar to warrants but generally have a short duration and are distributed directly by the issuer to its shareholders.  The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.  Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant or right can be prudently exercised (in which event the warrant or right may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Foreign Securities.  Subject to its investment policies and quality standards, the Fund may invest in securities of foreign issuers that trade on U.S. stock exchanges or in the form of American Depositary Shares (“ADSs”). ADSs are receipts that evidence ownership of underlying securities issued by a foreign issuer.  ADSs are generally issued by a U.S. bank or trust company to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. Exchanges.  ADSs, in registered form, are designed for use in the U.S. securities markets.  ADSs may be purchased through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the underlying security and a depositary.  A depositary may establish an unsponsored facility without participation by the issuer of the deposited security.  The depositary of an unsponsored ADS is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security.

Investments in ADSs are subject to risks similar to those associated with direct investments in foreign securities.  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  The performance of foreign markets does not necessarily track U.S. markets.  Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.  There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  There may be less governmental supervision of securities markets, brokers and issuers of securities than in the U.S.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit less liquidity and greater price volatility than securities of U.S. companies.  Investments in foreign securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, restrictions on foreign investment and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the U.S.), limits on proxy voting and difficulty in enforcing legal rights outside the U.S.  Currency exchange rates and regulations may cause fluctuation in the value of foreign securities.  In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.

Debt Securities.  The Fund may invest in corporate debt securities and U.S. Government obligations. Corporate securities include, but are not limited to, debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer.  A debt instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt; the lower the credit rating, the greater the risk that the security’s issuer will default. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security.  In the case of corporate debt, the Fund will normally purchase investment grade securities, meaning securities rated BBB or better by Standard & Poor’s or any comparable rating by another nationally recognized statistical rating organization (“NRSRO”) or, if unrated, as determined by the Adviser to be of comparable quality.

 “U.S. Government obligations” include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government.  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government.  U.S. Treasury obligations include Treasury Bills, Treasury Notes, and Treasury Bonds.  Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years.

Agencies and instrumentalities established by the U.S. Government include the Federal Home Loan Banks, the Federal Land Bank, the Government National Mortgage Association, the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Small Business Administration, the Bank for Cooperatives, the Federal Intermediate Credit Bank, the Federal Financing Bank, the Federal Farm Credit Banks, the Federal Agricultural Mortgage Corporation, the Resolution Funding Corporation, the Financing Corporation of America and the Tennessee Valley Authority. Some of these securities are supported by the full faith and credit of the U.S. Government while others are supported only by the credit of the agency or instrumentality, which may include the right of the issuer to borrow from the U.S. Treasury.  In the case of U.S. Government obligations not backed by the full faith and credit of the U.S. Government, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitment.  U.S. Government obligations are subject to price fluctuations based upon changes in the level of interest rates, which will generally result in all those securities changing in price in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise.

Investment Companies, Exchange Traded Funds and Other Similar Instruments.  Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund.  An ETF is typically an investment company registered under the Investment Company Act of 1940 (the “1940 Act”) that holds a portfolio of common stocks designed to track the performance of a particular index or market sector.  ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.”  Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market like ordinary stocks in lots of any size at any time during the trading day.

Instruments the Fund may purchase that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group.  These securities may also be listed on national securities exchanges and purchased and sold in the secondary market, but unlike ETFs, are not registered as investment companies under the 1940 Act.  Such securities may also be exchange traded, but because they are not registered as investment companies, they are not subject to the percentage investment limitations imposed by the 1940 Act.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds:  (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; (3) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of “circuit breakers” (which are tied to large decreases in stock prices) may halt trading temporarily.   ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

Because ETFs and pools that issue similar instruments bear various fees and expenses, the Fund will pay a proportionate share of these expenses, as well as transaction costs, such as brokerage commissions.  As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low.  ETFs do not charge initial sales loads or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.

Generally, under the 1940 Act, the Fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) the Fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) the Fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the Fund, or (iii) more than 10% of the Fund’s total assets would be invested in investment companies.  Under certain conditions, the Fund may invest in registered and unregistered money market funds in excess of these limitations.  The Securities and Exchange Commission (the “SEC”) has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Fund) in excess of these limits.  The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders.  In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Fund may also invest in ETFs that have not received such exemptive orders and in other investment companies in excess of these limits, as long as the Fund

(and all of its affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such ETF or other investment company, unless otherwise permitted to do so pursuant to permission granted by the SEC.  If the Fund seeks to redeem shares of an ETF or other investment company purchased in reliance on Section 12(d)(1)(F), the investment company is not obligated to redeem an amount exceeding 1% of the investment company’s outstanding shares during a period of less than 30 days.

Description of Money Market Instruments.  The Fund may invest in money market instruments as part of a temporary defensive position, as described below, or for liquidity purposes.  Money market instruments may include U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements) as described herein, provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Fund.  Money market instruments also may include Bankers’ Acceptances, Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, Variable Amount Demand Master Notes (“Master Notes”) and shares of money market investment companies.  Bankers’ Acceptances are time drafts drawn on and “accepted” by a bank, which are the customary means of effecting payment for merchandise sold in import-export transactions and are a source of financing used extensively in international trade.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Bankers’ Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Bankers’ Acceptance, therefore, carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank.  CDs acquired by the Fund would generally be in amounts of $100,000 or more.  Commercial Paper is an unsecured, short term debt obligation of a bank, corporation or other borrower.  Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in the highest rating category by any NRSRO or, if not rated, if the issuer has an outstanding unsecured debt issue rated in the three highest categories by any NRSRO or, if not so rated, is of equivalent quality in the Adviser’s assessment.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes are acquired by the Fund only through the Master Note program of the custodian, acting as administrator thereof.  The Adviser will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Fund.  The Fund may invest in shares of money market investment companies to the extent permitted by the 1940 Act.

Repurchase Agreements.  The Fund may purchase securities pursuant to repurchase agreements. Under the terms of a repurchase agreement, the Fund acquires securities from a member bank of the Federal Reserve or a registered broker-dealer which the Adviser deems creditworthy, subject to the seller’s agreement to repurchase those securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is obligated to maintain at all times with the custodian or a sub-custodian the underlying securities as collateral in an amount not less than the repurchase price (including accrued interest). If the seller defaults on its repurchase obligation or becomes insolvent, the Fund has the right to sell the collateral and recover the amount due from the seller.  However, the Fund will suffer a loss to the extent that the proceeds from the sale of the underlying securities is less than the repurchase price under the agreement, or to the extent that the disposition of the securities by the Fund is delayed pending court action. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Illiquid Securities.  The Fund may invest in illiquid securities, but will limit its investment in illiquid securities to no more than 15% of its net assets.  Under the supervision of the Trust’s Board of Trustees, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments.  Illiquid securities are securities that may be difficult to sell promptly at their current value because of a lack of an available market and other factors.  The sale of some illiquid and other types of securities may be subject to legal restrictions.

Certain restricted securities are illiquid unless it is determined, based upon a review of the  trading markets for a specific restricted security, that such restricted security is liquid because it is so-called “4(2) commercial paper” or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).  Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

If the Fund invests in securities for which there is no ready market, it may not be able to readily sell such securities.  Such securities are unlike securities that are traded in the open market, and which can be expected to be sold immediately if the market is adequate.  The sale price of illiquid securities once realized may be lower or higher than the Adviser’s most recent estimate of their fair market value.  Generally, less public information is available about the issuers of such securities than about companies whose securities are publicly traded.

Borrowing Money.  The Fund does not intend to borrow money for the purpose of purchasing securities, but may borrow up to one-third of its total assets, including the amount of such borrowing, to maintain necessary liquidity to make payments for redemptions of Fund shares or for temporary emergency purposes.  Borrowing involves the creation of a liability that requires the Fund to pay interest.  The risks of borrowing include a higher volatility of the net asset value of the Fund’s shares and the relatively greater effect on the net asset value of the shares caused by declines in the prices of the Fund’s investments, adverse market movements and increases in the cost of borrowing.  The effect of borrowing in a declining market could be a greater decrease in net asset value per share than if the Fund had not borrowed money.  In an extreme case, if the Fund’s current investment income were not sufficient to meet the interest expense of borrowing, it could be necessary for the Fund to liquidate certain of its investments at an inappropriate time.

Lending of Portfolio Securities.  In order to generate additional income, the Fund may, from time to time, lend its portfolio securities in an amount up to one-third of its total assets to broker-dealers, banks or institutional borrowers of securities.  The Fund must receive collateral, in the form of cash or U.S. government securities, equal to at least 100% of the value of the loaned securities. This collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it has the right to terminate the loan and attempt to regain the right to vote if the Adviser believes that voting on a particular proposal is important with respect to the investment.  With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities in a timely manner, or at all, or that the borrower may not be able to provide additional collateral.  In the event the borrower defaults in its obligation to the Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral.  The Fund will only enter into loan arrangements with broker-dealers, banks or other institutions that the Adviser has determined are creditworthy under guidelines established by the Trustees.

Temporary Defensive Positions.  The Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies.  If the Adviser believes a temporary defensive position is warranted in view of market conditions, the Fund may hold cash or invest up to 100% of its assets in high-quality short-term government or corporate obligations, money market instruments or shares of money market mutual funds.  Taking a temporary defensive position may prevent the Fund from achieving its investment objective.  The Fund may also hold these investments for liquidity purposes.

Portfolio Turnover.  The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The Fund’s portfolio turnover rate may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares.  High portfolio turnover rates will generally result in higher transaction costs to the Fund, including brokerage commissions, and may result in additional tax consequences to the Fund’s shareholders.  During the fiscal period ended November 30, 2010, the portfolio turnover rate of the Fund was 2%.

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment limitations that may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund.  As used in the Prospectus and this Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding voting securities of the Fund present at a meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding voting securities of the Fund.  See the Prospectus for more information about the Fund’s investment objective and investment strategies, each of which are not fundamental and may be changed without shareholder approval.

1.           Borrowing Money.  The Fund may not engage in borrowing except as permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

2.           Senior Securities.  The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.           Underwriting.  The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws or in connection with investments in other investment companies.

4.           Real Estate.  The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate.  This limitation does not preclude the Fund from holding or selling real estate acquired as a result of the Fund’s ownership of securities or other instruments, investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.           Commodities.  The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments.  This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.           Loans.  The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, (c) by purchasing publicly or nonpublicly offered debt securities, (d) by purchasing commercial paper, or (e) by entering into any other lending arrangement permitted by the 1940 Act, any rules and regulations promulgated thereunder or interpretations of the SEC or its staff.  For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities.

7.           Concentration.  The Fund will not invest more than 25% of its total assets in a particular industry or group of industries.  This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto, or investments in registered investment companies.

In addition, the Fund has adopted the following non-fundamental restriction that may be changed by the Board of Trustees without shareholder approval:

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks of small capitalization (“small-cap”) and mid-capitalization (“mid-cap”) companies, as those terms are defined in the Prospectus (the “80% investment policy”).  The Fund will notify Fund shareholders at least 60 days prior to a change in the 80% investment policy.

With respect to any percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.  This paragraph does not apply to percentage restrictions relative to the borrowing of money.

CALCULATION OF SHARE PRICE

The share price or net asset value (“NAV”) of shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. Currently, the NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

For purposes of computing the Fund’s NAV, securities are valued at market value as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open.  Securities listed on the NYSE or other exchanges are valued on the basis of their last sale prices on the exchanges on which they are primarily traded.  If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day.  NASDAQ listed securities are valued at the NASDAQ Official Closing Price.  If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ.  Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise at the mean of the closing bid and ask prices.  In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees of the Trust.  Debt securities are valued at their current market value when available or at their fair value, which for securities with remaining maturities of 60 days or less has been determined in good faith by the Board of Trustees to be represented by amortized cost value, absent unusual circumstances.  One or more pricing services may be utilized to determine the fair value of securities held by the Fund.  The Board of Trustees will review the methods used by such services to assure itself that securities are appropriately valued.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares of the Fund are offered for sale on a continuous basis.  Shares are sold and redeemed at their NAV, as next determined after receipt of the purchase or redemption order in proper form.

The Fund may suspend the right of redemption or postpone the date of payment for shares during a period when: (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted these suspensions; or (d) an emergency exists as a result of which: (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of its assets.

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.”  This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund’s net assets).  A redemption in kind will consist of liquid securities equal in market value to your shares.  When you convert these securities to cash, you will pay brokerage charges.

SPECIAL SHAREHOLDER SERVICES

As noted in the Prospectus, the Fund offers the following shareholder services:

Regular Account.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions to and withdrawals from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or a redemption, the shareholder will receive a confirmation statement showing the current transaction.

Automatic Investment Plan.  The automatic investment plan enables investors to make regular periodic investments in shares through automatic charges to their checking account.  With shareholder authorization and bank approval, the Fund’s transfer agent will automatically charge the checking account for the amount specified ($250 minimum) which will be automatically invested in shares at the NAV on or about the fifteenth and/or the last business day of the month, or both.  The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Fund.

Automatic Withdrawal Plan.  Shareholders owning shares with a value of $5,000 or more may establish an Automatic Withdrawal Plan.  A shareholder may receive monthly or quarterly payments in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month or quarter as specified).  Payments may be made directly to an investor’s account with a commercial bank or other depository institution via an Automated Clearing House (“ACH”) transaction.  Payment may also be made by check made payable to the designated recipient and mailed within 7 days of the redemption date.  If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the instructions (see “How to Redeem Shares” in the Prospectus).  A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf.  The application must be signed by a duly authorized officer(s) and the corporate seal affixed.

Costs in conjunction with the administration of the plan are borne by the Fund.  Investors should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and that the redemption of shares to make withdrawal payments may result in realized long-term or short-term capital gains or losses.  The Automatic Withdrawal Plan may be terminated at any time by the Fund upon thirty days written notice or by a shareholder upon written notice to the Fund.  Applications and further details may be obtained by calling the Fund at 1-877-370-7277, or by writing to:

Papp Small & Mid-Cap Growth Fund
c/o Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at the address shown herein.  Your request should include the following: (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registrations; (3) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (4) signature guarantees (see “How to Redeem Shares” in the Prospectus); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

MANAGEMENT OF THE TRUST

Overall responsibility for management of the Trust rests with its Trustees, who are elected by the Trust’s shareholders or existing members of the Board of Trustees.  The Trustees serve for terms of indefinite duration until death, resignation, retirement or removal from office.  The Trustees, in turn, elect the officers of the Trust to actively supervise the Trust’s day-to-day operations.  The officers are elected annually.  Certain officers of the Trust also may serve as Trustees.

The Trust will be managed by the Trustees in accordance with the laws of the State of Ohio governing business trusts.  There are currently five Trustees, three of whom are not “interested persons,” as defined by the 1940 Act, of the Trust (the “Independent Trustees”).  The Independent Trustees receive compensation for their services as Trustee and attendance at meetings of the Board of Trustees.  Officers of the Trust receive no compensation from the Trust for performing the duties of their offices.

The Trustees and executive officers of the Trust, their addresses and their principal occupations during the past five (5) years are as follows:

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee
Interested Trustees:
*Harry A. Papp (age 58) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since December 2011	Trustee and President	Managing Partner of L. Roy Papp & Associates, LLP	1

*Rosellen C. Papp (age 56) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Trustee and Vice President	Partner and Research Director of L. Roy Papp & Associates, LLP	1
Independent Trustees:
James K. Ballinger (age 61) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Trustee	Executive Director, Phoenix Art Museum	1

Cynthia P. Hubiak (age 51) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Trustee	President and Chief Executive Officer, Arizona Society of CPAs	1

Carolyn P. O’Malley (age 63) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Trustee	Retired; Executive Director, Dorrance Family Foundation (a private foundation providing educational, conservation and other grants) from 2001-2009.	1

Name, Address and Age	Length of Time Served	Position(s) Held with Trust	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies
Executive Officers:
Robert G. Dorsey (age 53) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2009	Vice President	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Mark J. Seger (age 49) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since November 2009	Treasurer	Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Tina H. Bloom (age 43) 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Since July 2011	Secretary	Director of Administration of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC

Julie A. Hein (age 48) 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Since February 2010	Chief Compliance Officer	Partner and Chief Compliance Officer of L. Roy Papp & Associates, LLP

*
Harry A. Papp and Rosellen C. Papp, as partners of the Adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.  Harry A. Papp and Rosellen C. Papp are married.

Leadership Structure and Qualifications of Trustees

The Board of Trustees consists of five Trustees, three of whom are Independent Trustees.  The Board is responsible for the oversight of the Trust, including overseeing the Trust’s relationship with the Adviser and the Trust’s relationship with its other service providers in the operations of the Fund in accordance with the 1940 Act, other applicable federal and state laws, and the Declaration of Trust.

The Board meets at least four times throughout the year. The Board generally meets in person, but may meet by telephone as permitted by the 1940 Act.  In addition, the Trustees may meet in person or by telephone at special meetings or on an informal basis at other times.  The Independent Trustees also meet at least quarterly without the presence of any representatives of management.  The Independent Trustees have engaged independent legal counsel, and may from time to time engage consultants and other Advisers to assist them in performing their oversight responsibilities.

The Board of Trustees is led by the Trust’s President, Mr. Harry A. Papp.  Mr. Papp is an “interested person” of the Trust because he is a Partner of the Adviser.  Mr. Papp, with the assistance of the Trust’s other officers, oversees the daily operations of the Fund, including monitoring the activities of all of the Fund’s service providers.

The Board of Trustees has not appointed a lead Independent Trustee.  It was determined by the Board that due to its size, the size of the fund complex and the relatively straightforward investment strategies utilized by the Fund, it is not necessary to appoint a lead Independent Trustee.  The

Independent Trustees believe that they have consistently worked well together and have demonstrated an ability to provide appropriate oversight to the operations of the Fund.

The Board reviews its structure regularly and believes that its leadership structure, including having a majority of Independent Trustees, is appropriate and in the best interests of the Trust, given its specific characteristics.  The Board also believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Trust management.

Board Committee.  The Board has established a Committee of Independent Trustees, the principal functions of which are: (i) to appoint, retain and oversee the Trust’s independent registered public accounting firm; (ii) to meet separately with the independent registered public accounting firm and receive and consider a report concerning its conduct of the audit, including any comments or recommendations it deems appropriate; (iii) to select and nominate all persons to serve as Independent Trustees; and (iv) to act as the Trust’s qualified legal compliance committee (“QLCC”), as defined in the regulations under the Sarbanes-Oxley Act.  James K. Ballinger, Cynthia P. Hubiak and Carolyn P. O’Malley are the members of the Committee of Independent Trustees.  The Committee of Independent Trustees met once during the fiscal period ended November 30, 2010.

Qualifications of the Trustees.  The Committee of Independent Trustees reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board.  In evaluating a candidate for nomination or election as a Trustee, the Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Committee believes contribute to the oversight of the Trust’s affairs.  The Board has concluded, based on each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with the other Trustees, that each Trustee is qualified to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, legal counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees support this conclusion.  In determining that a particular Trustee is and will continue to be qualified to serve as a Trustee, the Board considers a variety of criteria, none of which, in isolation, is controlling.

• Harry A. Papp, CFA has been a Partner and Portfolio Manager of the Adviser since 1981.  Mr. Papp earned a Bachelor of Arts degree in Economics and Chemistry from Brown University and a Master of Science degree in Geochemistry and Master of Business Administration degree in Finance and Accounting from the University of Chicago.  He is a Chartered Financial Analyst and has 33 years of experience in portfolio management and security analysis.  Mr. Papp serves on the Board of Directors of Blue Cross Blue Shield of Arizona, currently serving as Vice Chair.  He is a Trustee and has served as a Director/Trustee of The Phoenix Zoo for 28 years.  Mr. Papp serves on the Board of Directors and Board of Trustees of Arizona State University Foundation and chairs the Investment Committee.  He is a Board Member and Treasurer of the Institute of Human Origins at Arizona State University.  Mr. Papp is on the board of Community Health Charities of Arizona, serving as Treasurer, and previously served on the national board for 15 years.  He serves on the Planned Giving Committee for the Desert Botanical Garden, the Phoenix Art Museum and Ballet Arizona.  Mr. Papp has been a Trustee of the Trust since December 2011 and was previously a trustee of a family of mutual funds managed by the Adviser from 1989-2004.  The Board has concluded that Mr. Papp is suitable to serve as a Trustee because of his past service and experience as a trustee of other investment companies, his experience on other boards, his professional investment and business experience and his academic background.

• Rosellen C. Papp, CFA has been a Partner, Financial Analyst and Research Director of the Adviser since 1981.  Ms. Papp earned a Bachelor of Business Administration degree from the University of Michigan and a Masters of Management degree from the Kellogg School of Management, Northwestern University.  She is a Chartered Financial Analyst and has 31 years of experience in security and financial analysis.  Ms. Papp is a Director of the Flinn Foundation, a charitable foundation for the advancement of the biosciences in Arizona, and currently serves as Treasurer and Chair of the Flinn Foundation’s Investment Committee.  She is a member of the Arizona State University Foundation’s Women and Philanthropy Program.  Ms. Papp also serves on the Board of Trustees of the Arizona Women’s Foundation and the Phoenix Art Museum and has previously served on the boards of various other non-profit organizations.  She has been a Trustee of the Trust since February 2010 and was previously a trustee of a family of mutual funds managed by the Adviser from 1989-2004.  The Board has concluded that Ms. Papp is suitable to serve as a Trustee because of her past service and experience as a Trustee of the Trust and of other investment companies, her experience on other boards, her professional investment and business experience and her academic background.

• James K. Ballinger has served as the Executive Director of the Phoenix Art Museum since 1982.  He holds a B.A. degree in American History and an M.A. degree in History of Art from the University of Kansas.  He currently serves on the Board of Trustees for the National Council of the Arts  and previously served as President of the Association of Art Museum Directors of North America.  Mr. Ballinger has been a Trustee of the Trust since February 2010 and was previously a trustee of a family of mutual funds managed by the Adviser from 1989-2004. The Board has concluded that Mr. Ballinger is suitable to serve as a Trustee because of his past service and experience as a Trustee of the Trust and of other investment companies, his experience on other boards, his business experience and his academic background.

• Cynthia P. Hubiak, CPA has been the President and Chief Executive Officer of the Arizona Society of Certified Public Accountants since 2000.  She earned a B.S. degree in Accounting and an M.B.A. from Arizona State University.  Ms. Hubiak is a Certified Public Accountant and has 30 years of accounting and managerial experience.   She also served as a public member of the Arizona Board for Private Post-Secondary Education from 1999-2009 and Treasurer of a non-profit organization from 2004-2009.  Ms. Hubiak has also served on the boards of various other non-profit organizations.  She has been a Trustee of the Trust since February 2010.  The Board has concluded that Ms. Hubiak is suitable to serve as a Trustee because of her past service and experience as a Trustee of the Trust, her past business and financial industry experience, her experience on other boards and her academic background.

• Carolyn P. O’Malley served as Executive Director of the Dorrance Family Foundation, a private family foundation, from 2001-2009.  She holds a B.A. degree in Sociology from Whittier College and earned her M.A.I.M. from Thunderbird, The Garvin School of International Management.  Ms. O’Malley currently serves on the Board of Trustees of the Desert Botanical Garden, a non-profit organization, and has previously served on the boards of various other non-profit organizations.  She has been a Trustee of the Trust since February 2010 and was previously a trustee of a family of mutual funds managed by the Adviser from 1997-2004.  The Board has concluded that Ms. O’Malley is suitable to serve as a Trustee because of her past service and experience as a Trustee of the Trust, her past business experience, her experience on other boards and her academic background.

Risk Oversight.  The operation of a mutual fund, including its investment activities, generally involves a variety of risks. As part of its oversight of the Funds, the Board oversees risk through various regular board and committee activities. The Board, directly or through its Committee of

Independent Trustees, reviews reports from, among others, the Adviser, the Trust's Chief Compliance Officer, the Trust's independent registered public accounting firm, and outside legal counsel, regarding risks faced by the Fund and the risk management programs of the Adviser and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Adviser and other service providers to the Fund. Although the risk management policies of the Adviser and the service providers are designed to be effective, there is no guarantee that they will anticipate or mitigate all risks. Not all risks that may affect the Fund can be identified, eliminated or mitigated and some risks simply may not be anticipated or may be beyond the control of the Board of Trustees or the Adviser or other service providers. The Independent Trustees meet separately with the Trust’s Chief Compliance Officer each quarter, outside the presence of management, to discuss issues related to compliance.  Furthermore, the Board receives an annual written report from the Trust’s Chief Compliance Officer regarding the operation of the compliance policies and procedures of the Trust and its primary service providers.

The Board also receives quarterly reports from the Adviser on the investments and securities trading of the Fund, including its investment performance, as well as reports regarding the valuation of the Fund’s securities.  In addition, in its annual review of the Fund’s investment advisory agreement, the Board will review information provided by the Adviser relating to its operational capabilities, financial condition and resources.  The Board also conducts an annual self-evaluation that includes a review of its effectiveness in overseeing, among other things, the number of funds in the Trust and the effectiveness of the Board’s committee structure.

Trustees’ Ownership of Fund Shares.  The following table shows each Trustee’s beneficial ownership of shares of the Fund and, on an aggregate basis, of shares of all funds within the complex overseen by the Trustee.  Information is provided as of December 31, 2011 for Harry A. Papp and as of December 31, 2010 for the remaining Trustees.

Name of Trustee	Dollar Range of Fund Shares Owned by Trustee	Aggregate Dollar Range of Shares of All Funds in Fund Complex Overseen By Trustee
Harry A. Papp	Over $100,000	Over $100,000
Rosellen C. Papp	Over $100,000	Over $100,000
Independent Trustees:
James K. Ballinger	$1 - $10,000	$1 - $10,000
Cynthia P. Hubiak	$1 - $10,000	$1 - $10,000
Carolyn P. O’Malley	$1 - $10,000	$1 - $10,000

Trustee Compensation.  No director, officer or employee of the Adviser or Ultimus Fund Distributors, LLC, the Fund’s principal underwriter, receives any compensation from the Fund for serving as an officer or Trustee of the Trust.  Each Trustee who is not an interested person of the Trust receives from the Fund a per meeting fee of $250 for each meeting attended, plus reimbursement of travel and other expenses incurred in attending meetings.  The following table shows the compensation paid to each Independent Trustee during the fiscal period ended November 30, 2010:

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees
James K. Ballinger	$500	None	None	$500
Cynthia P. Hubiak	$500	None	None	$500
Carolyn P. O’Malley	$500	None	None	$500

INVESTMENT ADVISER

L. Roy Papp & Associates, LLP (the “Adviser”), 2201 E. Camelback Road, Suite 227B, Phoenix, Arizona 85016, serves as investment adviser to the Fund.  Mr. L. Roy Papp, Founder and Senior Partner of the Adviser, passed away on December 16, 2011 after a brief illness.  Because Mr. Papp had a controlling interest in the Adviser, pursuant to the Investment Company Act of 1940, Mr. Papp’s death may be deemed to be a change in control of the Adviser and thus an assignment and automatic termination of the Fund’s investment advisory agreement (the “Advisory Agreement”) with the Adviser.  Accordingly, for the Adviser to continue to provide services to the Fund, shareholders of the Fund will be asked to approve a new investment advisory agreement with the Adviser on behalf of the Fund (the “New Advisory Agreement”).  Except for the effective and termination dates, the terms of the New Advisory Agreement are identical to the terms of the terminated Advisory Agreement.  The Board of Trustees of the Trust approved the New Advisory Agreement at a meeting held on January 12, 2012.

In order to ensure the continuity of the investment advisory services to the Fund until shareholders approve the New Advisory Agreement, the Board of Trustees of the Trust has approved an interim advisory agreement with the Adviser (the “Interim Advisory Agreement”) pursuant to which the Adviser will continue to provide investment management services to the Fund under the same terms as the terminated Advisory Agreement.  The Interim Advisory Agreement went into effect on December 16, 2011 and will terminate upon the earlier of (i) May 14, 2012, or (ii) the effective date of the New Advisory Agreement.

The Adviser and its predecessor firm have been continuously registered with the SEC as an investment adviser since 1978.  The Adviser is controlled by its partners, Harry A. Papp, Rosellen C. Papp, Jeffrey N. Edwards, Victoria S. Cavallero, Julie A. Hein, Timothy K. Hardaway, Christopher L. Schaefer, Brian M. Riordan and Gregory S. Smith.  Harry A. Papp and Rosellen C. Papp own a majority interest in the partnership.  As affiliates of the Adviser, the partners may directly or indirectly receive benefits from the advisory fees paid to the Adviser.  Subject to the Fund’s investment objective and policies approved by the Trustees of the Trust, the Adviser is responsible for providing the Fund with a continuous program of investing the Fund’s assets and determining the composition of the Fund’s portfolio,

The Fund pays the Adviser a monthly fee computed at the annual rate of 1.00% of its average daily net assets.  The Adviser has agreed to reduce its investment advisory fees and to pay Fund expenses to the extent necessary to limit annual ordinary operating expenses (excluding brokerage costs, taxes, interest, acquired fund fees and expenses and extraordinary expenses) to 1.25% of the Fund’s average daily net assets until March 8, 2013.   Any such fee reductions by the Adviser, or payments by the Adviser of expenses which are the Fund’s obligation, are subject to repayment by the

Fund, provided that the repayment does not cause the Fund’s ordinary operating expenses to exceed the foregoing expense limits, and provided further that the fees and expenses which are the subject of the repayment were incurred within 3 years of the repayment.

During the fiscal period ended November 30, 2010, the Fund accrued investment advisory fees of $45,371; however, due to the contractual agreement to limit the expenses of the Fund described above, the Adviser did not collect any of its investment advisory fees and reimbursed the Fund for other operating expenses in the amount of $35,692.  As of November 30, 2010, the Adviser may in the future recover fee reductions and expense reimbursements totaling $81,063,  The Adviser may recover this amount no later than November 30, 2013.

Portfolio Managers

Rosellen C. Papp, CFA is Portfolio Manager of the  Fund and Brian Riordan, CFA became Assistant Portfolio Manager of the Fund in January 2012 (the “Portfolio Managers”).

Other Accounts Managed (as of February 16, 2012)

Portfolio Manager	Type of Accounts	Total Number of Other Accounts Managed	Total Assets of Other Accounts Managed	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets of Accounts Managed with Advisory Fee Based on Performance
Rosellen C. Papp	Registered Investment Companies	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles	0	$0	0	$ 0
	Other Accounts	23	$21.8 million	0	$ 0

Brian Riordan	Registered Investment Companies	0	$ 0	0	$ 0
	Other Pooled Investment Vehicles	0	$ 0	0	$ 0
	Other Accounts	13	$ 10.6 million	0	$ 0

Potential Conflicts of Interest

The Portfolio Managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  A potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the Portfolio Managers could favor one account over another.  Another potential conflict could include the Portfolio Managers' knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Managers could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Compensation

The Portfolio Managers are partners of the Adviser and their compensation varies with the general success of the Adviser as a firm.  The Portfolio Managers each receive a fixed annual salary and may receive a discretionary bonus.  The Portfolio Managers’ compensation is not directly linked to any specific factors, such as the Fund’s performance or asset levels, but these factors may nevertheless affect the performance and profitability of the Adviser and, as a result, indirectly affect the Portfolio Managers’ compensation.  Discretionary bonuses are determined by the Adviser’s management and are not based on any predetermined criteria or formula, but may be based on, among other things, a Portfolio Manager’s job performance, performance and growth of the Fund, and overall performance and profits of the Adviser.

Ownership of Fund Shares

The table below shows the amount of Fund shares beneficially owned by the Portfolio Managers as of February 16, 2012, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Rosellen C. Papp	E
Brian Riordan	B

PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Adviser determines, subject to the general supervision of the Trustees of the Trust and in accordance with the Fund’s investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund and which brokers are eligible to execute the Fund’s portfolio transactions.

Purchases and sales of portfolio securities that are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Fund, where possible, will deal directly with the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.  During the period from commencement of operations to its fiscal period ended November 30, 2010, the Fund paid brokerage commissions of $3,911.

Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders.  The primary consideration is prompt execution of orders in an effective manner at the most favorable price.  While the Adviser generally seeks competitive commissions, the Fund may not necessarily pay the lowest commission available on each brokerage transaction.

Subject to the requirements of the 1940 Act and procedures adopted by the Board of Trustees, the Fund may execute portfolio transactions through any broker or dealer and pay brokerage commissions to a broker (i) which is an affiliated person of the Trust, or (ii) which is an affiliated person of such person, or (iii) an affiliated person of which is an affiliated person of the Trust, the Adviser or the Trust’s principal underwriter.

THE DISTRIBUTOR

Ultimus Fund Distributors, LLC (the “Distributor”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Fund.  The Distributor is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares.  Shares of the Fund are offered to the public on a continuous basis.  The Distributor is compensated for its services to the Trust under a written agreement for such services.  The Distributor is an affiliate of Ultimus Fund Solutions, LLC.  Robert G. Dorsey and Mark J. Seger are each Managing Directors of the Distributor and officers of the Trust.

The Fund may compensate dealers, including the Distributor, based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account.  See “Distribution Plan” below.

By its terms, the Distribution Agreement will continue in effect until March 1, 2012, and from year to year thereafter, provided such continuance is approved at least annually by (1) the Board of Trustees or (2) a vote of the majority of the Fund’s outstanding voting shares; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Distribution Agreement may be terminated at any time, on sixty days written notice, without payment of any penalty, by the Trust or by the Distributor.  The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

OTHER SERVICE PROVIDERS

Administrator, Fund Accountant and Transfer Agent

Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Fund pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (collectively, the “Service Agreements”).

As Administrator, Ultimus assists in supervising all operations of the Fund (other than those performed by the Adviser under the Advisory Agreement).  Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

--	prepares and assembles reports required to be sent to the Fund’s shareholders and arranges for the printing and dissemination of such reports;

--	assembles reports required to be filed with the SEC and files such completed reports with the SEC;

--	files the Fund’s federal income and excise tax returns and the Fund’s state and local tax returns;

--	assists and advises the Fund regarding compliance with the 1940 Act and with its investment policies and limitations; and

--	makes such reports and recommendations to the Trust’s Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts.  Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the custodian, verifies and reconciles with the custodian all daily trade activities; provides certain reports; obtains dealer quotations or prices from pricing services used in determining net asset value; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

As Transfer Agent, Ultimus performs the following services in connection with the Fund’s shareholders: maintains records for the Fund’s shareholders of record; processes shareholder purchase and redemption orders; processes transfers and exchanges of shares of the Fund on the shareholder files and records; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from the Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements.  The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of the Fund up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million; subject, however, to a monthly minimum of $2,000.  The fee payable by the Fund to Ultimus as Fund Accountant is $2,500 per month plus an asset based fee at the annual rate of 0.01% of the Fund’s average daily net assets up to $500 million and 0.005% of such assets over $500 million.  The fee payable by the Fund to Ultimus as Transfer Agent is at the annual rate of $20 per shareholder account, subject to a minimum fee of $1,500 per month.  Certain discounts will apply under the Transfer Agent and Shareholder Services Agreement if the Fund has less than 100 shareholders, and under the Fund Accounting Agreement and the Administration Agreement for the first two years of the Fund’s operations or until the Fund has net assets of $20 million, if sooner.

During the period from the commencement of operations to the fiscal period ended November 30, 2010, Ultimus received fees from the Fund of $14,039 in its capacity as Administrator, $17,915 in its capacity as Fund Accountant and $10,024 in its capacity as Transfer Agent.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until March 1, 2012 and, unless otherwise terminated as provided in the Service Agreements, are renewed automatically thereafter for successive one-year periods.

The Service Agreements provide that Ultimus shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Service Agreements relate, except a loss from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from the reckless disregard by Ultimus of its obligations and duties thereunder.

Custodian

U.S. Bank, N.A. (the “Custodian”), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian to the Fund pursuant to a Custody Agreement.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.

Independent Registered Public Accounting Firm

The Trust has selected BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Trust and to audit the financial statements of the Fund for the fiscal year ending November 30, 2011.

Legal Counsel

K&L Gates LLP, 1601 K Street, NW, Washington, D.C., 20006-1600, serves as legal counsel to the Trust and the Trust’s Independent Trustees.

DISTRIBUTION PLAN

The Fund has adopted a plan of distribution with respect to its shares (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for expenses incurred in connection with the distribution, promotion and servicing of its shares, including, but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other financial intermediaries who have executed a distribution or service agreement with the Trust or the Distributor.  The Plan allows the Fund to make payments to securities dealers and other financial organizations (including payments directly to the Adviser and the Distributor) for expenses related to the distribution and servicing of the Fund’s shares.  The Plan expressly limits payment of the distribution and servicing expenses listed above in any fiscal year to a maximum of 0.25% of the average daily net assets of the Fund.  Unreimbursed expenses will not be carried over from year to year.

Agreements implementing the Plan, including agreements with dealers and other financial intermediaries where such dealers agree for a fee to act as agents for the sale of the Fund’s shares, will be in writing and approved by the Board of Trustees.  All payments made pursuant to the Plan are made in accordance with written agreements.  Some financial intermediaries may charge fees in excess of the amounts available under the Plan, in which case the Adviser pays the additional fees.

The continuance of the Plan must be specifically approved at least annually by a vote of the Board of Trustees and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plan at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of the Fund.  In the event the Plan is terminated in accordance with its terms, the Fund will not be required to make any payments for expenses incurred after the termination date.  The Plan may not be amended to increase materially the amount to be spent under the Plan or in any other material way without approval by a majority of the outstanding shares of the Fund.  All amendments to the Plan must be approved by a vote of the Board of Trustees and by a vote of the Independent Trustees.

In approving the Plan, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.  The Board of Trustees believes that expenditure of the Fund’s assets for distribution expenses under the Plan should assist in the growth of the Fund which will benefit the Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies.  The Plan will be renewed only if the Trustees make a similar determination for each subsequent year of the Plan.  There can be no assurance that the benefits anticipated from the expenditure of the Fund’s assets for distribution will be realized.  While the Plan is in effect, all amounts spent by the Fund pursuant to the Plan and the purposes for which expenditures were made must be reported quarterly to the Board of Trustees for its review.  In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

By reason of his or her interest in the Adviser, Rosellen C. Papp, Harry A. Papp, Brian Riordan and Julie A. Hein may be deemed to have a financial interest in the operation of the Plan.

GENERAL INFORMATION

Description of Shares

The Trust is an unincorporated business trust that was organized under Ohio law on November 16, 2009. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) authorizes the Board of Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to further divide shares of a series into separate classes.  In the event of a liquidation or dissolution of the Trust or an individual series or class, shareholders of a particular series or class would be entitled to receive the assets available for distribution belonging to such series or class.  Shareholders of a series or class are entitled to participate equally in the net distributable assets of the particular series or class involved on liquidation, based on the number of shares of the series or class that are held by each shareholder.  If any assets, income, earnings, proceeds, funds or payments are not readily identifiable as belonging to any particular series or class, the Trustees shall allocate them among any one or more series or classes as they, in their sole discretion, deem fair and equitable.

Shares of the Fund, when issued, are fully paid and non-assessable.  Shares have no subscription, preemptive or conversion rights.  Shares do not have cumulative voting rights.  Shareholders are entitled to one vote for each full share held and a fractional vote for each fractional share held.  Shareholders of all series and classes of the Trust, including the Fund, will vote together and not separately, except as otherwise required by law or when the Board of Trustees determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class.  Rule 18f-2 under the 1940 Act provides, in substance, that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter.  A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class.  Under Rule 18f-2, the approval of an investment advisory agreement, a distribution plan or any change in a fundamental investment policy would be effectively acted upon with respect to a series or class only if approved by a majority of the outstanding shares of such series or class.  However, the Rule also provides that the ratification of the appointment of independent accountants and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class.

Trustee Liability

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of their duties to the Trust and its holders of beneficial interest.  It also provides that all third parties shall look solely to the Trust’s property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

Code of Ethics

The Trust, the Adviser and the Distributor have each adopted a Code of Ethics. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund, but prohibit such personnel from engaging in personal investment activities which compete with or attempt to take advantage of the Fund’s planned portfolio transactions.  Each of these parties monitors compliance with its Code of Ethics.

Proxy Voting Policies and Procedures

The Trust and the Adviser have adopted Proxy Voting Policies and Procedures that describe how the Fund intends to vote proxies relating to portfolio securities.  The Proxy Voting Policies and Procedures of the Trust and the Adviser are attached to this Statement of Additional Information as Appendix A and Appendix B, respectively.  No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities during the prior twelve-month period ended June 30th is available without charge upon request by calling 1-877-370-7277, or on the SEC’s website at www.sec.gov.

Ownership of Fund Shares

As of March 4, 2011, the officers and Trustees of the Trust as a group owned of record and beneficially 22.81% of the outstanding shares of the Fund. On the same date, the following shareholders owned of record 5% or more of the outstanding shares of the Fund:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104	390,814.218 shares	45.79%
L. Roy Papp 2201 E. Camelback Road, Suite 227B Phoenix, AZ 85016	184,000.000 shares	21.50%
Mary H. Gormey 1641 Hinman Evanston, IL 60201	65,885.184 shares	7.70%

Portfolio Holdings Disclosure Policy

The Board of Trustees of the Trust has adopted a policy to govern the circumstances under which disclosure regarding securities held by the Fund (“Portfolio Securities”), and disclosure of purchases and sales of such securities, may be made to shareholders of the Fund or other persons.  The Trust’s Chief Compliance Officer is responsible for monitoring the use and disclosure of information relating to Portfolio Securities.  Although no material conflicts of interest are believed to exist that could disadvantage the Fund or its shareholders, various safeguards have been implemented to protect the Fund and its shareholders from conflicts of interest, including: the adoption of Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act designed to prevent fraudulent, deceptive or manipulative acts by officers and employees of the Trust, the Adviser and the Distributor in connection with their personal securities transactions; the adoption by the Adviser and the Distributor of insider trading policies and procedures designed to prevent their employees’ misuse of material non-public information; and the adoption by the Trust of a Code of Ethics for Officers that requires the chief executive officer and chief financial officer of the Trust to report to the Board any affiliations or other relationships that could potentially create a conflict of interest with the Fund.

•
Public disclosure regarding Portfolio Securities is made in the Fund’s Annual Reports and Semi-Annual Reports to shareholders, and in quarterly holdings reports on Form N-Q (“Official Reports”).  Except for such Official Reports and as otherwise expressly permitted by the Trust’s policy, shareholders and other persons may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•
Information regarding Portfolio Securities as of the end of the most recent month, and other information regarding the investment activities of the Fund during such month, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, but only if such information is at least 30 days old.

•
Information regarding the general market exposure of the Fund may be disclosed, provided that such information is also disclosed on the Trust’s website and the information does not identify specific Portfolio Securities.

•
Information regarding Portfolio Securities as of the end of the most recent calendar quarter may be disclosed to any other person or organization at the request of such person or organization, but only if such information is at least 30 days old.

•	The Trust’s Chief Compliance Officer may approve the disclosure of holdings of or transactions in Portfolio Securities that is made on the same basis to all shareholders of the Fund.

•
The Fund’s policy relating to disclosure of holdings of Portfolio Securities does not prohibit disclosure of information to the Adviser or to other Trust service providers, including the Trust’s administrator, distributor, custodian, legal counsel, accountants and printers/typesetters, or to brokers and dealers through which the Fund purchases and sells Portfolio Securities.  Below is a table that lists each service provider that may receive non-public portfolio information along with information regarding the frequency of access to, and limitations on use of, portfolio information.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions on Use
Adviser	Daily	Contractual and Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Ethical
Accountants	During annual audit	Ethical
Legal counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review	Ethical
Printers/Typesetters	Twice a year – printing of semi-annual and annual reports	No formal restrictions in place – typesetter/printer would not receive portfolio information until at least 30 days old
Broker/dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio	Contractual and Ethical

Such disclosures may be made without approval of the Trust’s Chief Compliance Officer because the Board of Trustees has determined that the Fund and its shareholders are adequately protected by the restrictions on use in those instances listed above.

•
The Trust’s Chief Compliance Officer may approve other arrangements under which information relating to Portfolio Securities held by the Fund, or purchased or sold by the Fund (other than information contained in Official Reports), may be disclosed.  The Chief Compliance Officer shall approve such an arrangement only if he or she concludes (based on a consideration of the information to be disclosed, the timing of the disclosure, the intended use of the information and other relevant factors) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and is unlikely to affect adversely the Fund or any shareholder of the Fund.  The Chief Compliance Officer must inform the Board of Trustees of any such arrangements that are approved by the Chief Compliance Officer, and the rationale supporting approval, at the next regular quarterly meeting of the Board of Trustees following such approval.

•
Neither the Adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the Adviser or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

ADDITIONAL TAX INFORMATION

The Fund has qualified and intends to continue to qualify as a regulated investment company, or “RIC,” under the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification generally will relieve the Fund of liability for federal income taxes to the extent its net investment income and net realized capital gains are distributed to shareholders in accordance with the Code.  Depending on the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of individual states or localities.  If for any taxable year the Fund does not qualify for the special tax treatment afforded to RICs, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and, subject to certain limitations under the Code, would be eligible for the dividends-received deduction for corporations and reduced tax rates applicable to “Qualified Dividends” for individuals.

Among the requirements to qualify as a RIC, the Fund must distribute annually no less than the sum of 90% of its “investment company taxable income” and 90% of its net tax-exempt income.  In addition to this distribution requirement, the Fund must (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currencies, or from net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) diversify its holdings so that at the end of each quarter of its taxable year the following two conditions are met: (a) at least 50% of the value of the Fund’s total assets is represented by cash, U.S. Government securities, securities of other RICs and other securities (for this purpose such other securities will qualify only if the Fund’s investment is limited in respect to any issuer to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer, the securities of any two or more issuers that the Fund controls and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified PTPs.  For these purposes, a qualified PTP is generally a PTP other than one where at least 90% of its gross income is gross income that would otherwise be qualifying gross income for a RIC.

The Fund’s net realized capital gains will be distributed only after reducing such gains by the amount of any available capital loss carryforwards.  Capital loss carryforwards for any year beginning on or before December 22, 2010 may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction.  There is no limitation on the number of years to which capital losses arising in years beginning after December 22, 2010 may be carried forward.  Any such capital losses are utilized before capital losses arising in years beginning on or before December 22, 2010.

A federal excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its net capital gains recognized during the one year period ending on October 31 of that calendar year plus undistributed amounts from prior years.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax.

For taxable years beginning before January 1, 2013, distributions of investment income reported by the Fund as “qualified dividend income” (“Qualified Dividends”) and received by an individual will be taxed at the rates applicable to long-term capital gains. In order for some portion of the dividends received by a Fund shareholder to be Qualified Dividends, the Fund must meet holding period and other requirements with respect to some portion of the dividend paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  A dividend will not be treated as a Qualified Dividend (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

It is anticipated that amounts distributed by the Fund that are attributable to certain dividends received from domestic corporations will qualify for the 70% dividends-received deduction for corporate shareholders.  A corporate shareholder’s dividends-received deduction will be disallowed unless it holds shares in the Fund, and the Fund holds shares in the dividend-paying corporation, at least 46 days during the 91-day period beginning 45 days before the date on which the shareholder or the Fund, as the case may be, becomes entitled to receive the dividend.  In determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar transactions is not counted.  Furthermore, the dividends-received deduction will be disallowed to the extent a corporate shareholder’s investment in shares of the Fund, or the Fund’s investment in the shares of the dividend-paying corporation, is financed with indebtedness.  Additionally, a corporate shareholder would not be eligible to claim the dividends-received deduction to the extent it or the Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property.

Any loss arising from the sale or redemption of shares of the Fund held for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such Fund shares.  For purposes of determining whether shares of the Fund have been held for six months or less, a shareholder’s holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% tax on all or a portion of their “net investment income,” which should include dividends from the Fund and net gains from their disposition of shares of the Fund.  U.S. shareholders are urged to consult their own tax advisors regarding the implications of this additional tax resulting from an investment in the Fund.

Information set forth in the Prospectus and this SAI which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting shareholders. No attempt has been made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders and this description is not intended as a substitute for federal tax planning.  This discussion does not address the state, local or foreign tax consequences of an investment in the Fund.  Accordingly, potential shareholders of the Fund are urged to consult their tax advisors with specific reference to their own tax situation.  In addition, the tax discussion in the Prospectus and this SAI is based on tax laws and regulations which are in effect on the date of the Prospectus and this SAI; these laws and regulations may be changed by legislative or administrative action.

FINANCIAL STATEMENTS

The financial statements of the Fund, which have been audited by BBD, LLP, the Fund’s independent registered public accounting firm, are incorporated herein by reference to the annual report of the Trust dated November 30, 2010.

APPENDIX A

PAPP INVESTMENT TRUST
POLICIES AND PROCEDURES FOR VOTING PROXIES

1.          Purpose.  The purpose of this memorandum is to describe the policies and procedures for voting proxies received from issuers whose securities are held by each series (individually, a “Fund” and collectively, the “Funds”) of Papp Investment Trust (the “Trust”).  These policies and procedures accompany the proxy policies and procedures adopted by L. Roy Papp & Associates, LLP (the “Adviser”), the investment adviser to the Trust.

2.          Definitions

 (a)           Proxy.  A proxy permits a shareholder to vote without being present at annual or special meetings.  A proxy is the form whereby a person who is eligible to vote on corporate matters transmits written instructions for voting or transfers the right to vote to another person in place of the eligible voter.  Proxies are generally solicited by management, but may be solicited by dissident shareholders opposed to management’s policies or strategies.

 (b)           Proxy Manager.  Proxy manager, as used herein, refers to the individual, individuals or committee of individuals appointed by the Adviser as being responsible for supervising and implementing these Policies and Procedures.

3.          Policy for Voting Proxies Related to Exchange Traded Funds and other Investment Companies.  Pursuant to Section 12(d)(1)(E)(iii) of the Investment Company Act of 1940, all proxies from Exchange Traded Funds (“ETFs”) or other Investment Companies voted by a Fund, registered in the name of the Fund, will have the following voting instructions typed on the proxy form: “Vote these shares in the same proportion as the vote of all other holders of such shares.  Each Fund is a “registered investment company.”

4.          Policy for Voting Proxies Related to Other Portfolio Securities.

(a)           Fiduciary Considerations.  Proxies with respect to securities other than ETFs or other investment companies are voted solely in the interests of the shareholders of the Fund.  Any conflict of interest must be resolved in the way that will most benefit the shareholders.

(b)           Management Recommendations.  Since the quality and depth of management is a primary factor considered when investing in a company, the recommendation of management on any issue should be given substantial weight.  The vote with respect to most issues presented in proxy statements should be cast in accordance with the position of the company’s management, unless it is determined that supporting management’s position would adversely affect the investment merits of owning the stock.  However, each issue should be considered on its own merits, and the position of the company’s management should not be supported in any situation where it is found not to be in the best interests of the Fund’s shareholders.

5.          Conflicts of Interest.  The Funds and the Adviser recognize that under certain circumstances the Adviser may have a conflict of interest in voting proxies on behalf of a Fund.  Such circumstances may include, but are not limited to, situations where the Adviser or one or more of its affiliates, including officers, directors or employees, has or is seeking a client relationship with the issuer of the security that is the subject of the proxy vote.  The Adviser shall periodically inform its employees that they are under an obligation to be aware of the potential for conflicts of interest on the part of the Adviser with respect to voting proxies on behalf of a Fund, both as a result of the employee’s personal relationships and due to circumstances that may arise during the conduct of the Adviser’s business, and to bring conflicts of interest of which they become aware to the attention of the proxy manager.  With respect to securities other than ETFs or other investment companies, the Adviser shall not vote proxies relating to such issuers on behalf of a Fund until it has determined that the conflict of interest is not material or a method of resolving such conflict of interest has been determined in the manner described below.  A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the Adviser’s decision-making in voting a proxy.  Materiality determinations will be based upon an assessment of the particular facts and circumstances.  If the proxy manager determines that a conflict of interest is not material, the Adviser may vote proxies notwithstanding the existence of a conflict.  If the conflict of interest is determined to be material, either (i) the conflict shall be disclosed to the Committee of Independent Trustees of the Trust and the Adviser shall follow the instructions of the Committee of Independent Trustees or (ii) the Adviser shall vote the issue in question based upon the recommendation of an independent third party under a contractual arrangement approved by the Committee of Independent Trustees. The proxy manager shall keep a record of all materiality decisions and report them to the Committee of Independent Trustees on a quarterly basis.

6.          Routine Proposals.  Proxies for routine proposals (such as election of directors, selection of independent public accountants, stock splits and increases in capital stock) with respect to securities other than ETFs or other investment companies should generally be voted in favor of management.

7.          Proxy Manager Approval.  Votes on non-routine matters and votes against a management’s recommendations with respect to securities other than ETFs or other investment companies are subject to approval by the proxy manager.

8.          Proxy Voting Procedures.  Proxy voting will be conducted in compliance with the policies and practices described in this memorandum and is subject to the proxy manager’s supervision.  A reasonable effort should be made to obtain proxy material and to vote in a timely fashion.  Records should be maintained regarding the voting of proxies under these Policies and Procedures.

9.          Form N-PX.  A record of each proxy vote will be entered on Form N-PX.   A copy of each Form N-PX will be signed by the Chief Executive Officer of the Trust and the Adviser.  The Form is to be filed by August 31 each year. Each reporting period covered by the Form N-PX runs from July 1 to June 30.  The Trust will disclose in its annual and semi-annual reports to shareholders and in its registration statement (in the SAI) filed with the SEC on or after August 31 that each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge upon request by calling 1-877-370-7277 and is also available on the SEC’s Website at www.sec.gov.

APPENDIX B

L. Roy Papp & Associates, LLP

Policy

Proxy Voting

Introduction

Rule 206(4)-6 under the Advisers Act requires every investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

LRP votes proxies for a great majority of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.  Any questions about this document should be directed to the CCO, or the Research Director.

In developing this policy and procedures, LRP considered numerous risks associated with its voting of client proxies.  This analysis includes risks such as:

•	LRP does not maintain a written proxy voting policy as required by Rule 206(4)-6.

•	Proxies are not voted in clients’ best interests.

•	Proxies are not identified and voted in a timely manner.

•	Conflicts between LRP’s interests and the client are not identified; therefore, proxies are not voted appropriately.

•	Proxy voting records and client requests to review proxy votes are not maintained.

LRP has established the following guidelines to effectuate and monitor its proxy voting policy and procedures.

Policy

LRP does not vote proxies for most of its new clients.  Clients are informed of this policy and all proxy materials are forwarded directly to the clients.  In the instances when LRP is responsible for voting proxies, it is the policy of LRP to vote client proxies in the interest of maximizing Shareholder Value.  To that end, LRP will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least.  Consideration will be given to both the short and long term implications of the proposal to be voted on when considering the optimal vote.

LRP utilizes general guidelines to vote proxies (See Attachment A).  Any general or specific proxy voting guidelines or instructions provided by an advisory client or its designated agent in writing will supersede LRP’s voting guidelines.  Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s cost.

Procedures for Identification and Voting of Proxies

These proxy voting procedures are designed to enable LRP to resolve material conflicts of interest with clients before voting their proxies in the interest of shareholder value.  LRP will only vote proxies upon negotiation with clients. For those clients that LRP agrees to vote proxies for, the following procedures will apply:

1.	LRP shall maintain a list of all clients for which it votes proxies. The list will be maintained either in hard copy or electronically.

2.
LRP shall work with the client to ensure that LRP is the designated party to receive proxy voting materials from companies or intermediaries.  To that end, new account forms of broker-dealers/custodians will state that LRP should receive this documentation.   The designation may also be made by telephoning contacts and/or client service representatives at broker-dealers/custodians.

3.	LRP shall receive all proxy voting materials and will ensure that proxies are voted and submitted in a timely manner.

4.	The Research Director will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, the Research Director shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies of clients who have selected a third party to vote proxies, and whose proxies were received by LRP, shall be forwarded to the designee for voting and submission.

Proxies received after the termination date of a client relationship will not be voted.  Such proxies should be delivered to the last known address of the client or to the intermediary who distributed the proxy with a written or oral statement indicating that the advisory relationship has been terminated and that future proxies for the named client should not be delivered to LRP.

5.
The Research Director will reasonably try to assess any material conflicts between LRP’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.
So long as there are no material conflicts of interest identified, LRP will vote proxies according to the policy set forth above.  LRP may also elect to abstain from voting if it deems such abstinence in its clients’ best interests.  The rationale for “abstain” votes will be documented and the documentation will be maintained in the permanent file.

7.
LRP is not required to vote every client proxy and such should not necessarily be construed as a violation of LRP’s fiduciary obligations.  LRP shall at no time ignore or neglect its proxy voting responsibilities.  However, there may be times when refraining from voting is in the client’s best interest, such as when an adviser’s analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client (i.e., casting a vote on a foreign security may require that the adviser engage a translator or travel to a foreign country to vote in person).  Such position also complies with Interpretive Bulletin 94-2 of the DOL.

8.
The CCO shall be responsible for conducting the proxy voting cost-benefit analysis in those certain situations in which LRP believes it may be in its clients’ best interest for LRP not to vote a particular proxy.  The CCO shall maintain documentation of any cost/benefit analysis with respect to client proxies that were not voted by LRP.

9.
Due to the size and nature of LRP’s operations and LRP’s limited affiliations in the securities industry, LRP does not expect that material conflicts of interest will arise between LRP and a Discretionary Account over proxy voting.

LRP recognizes, however, that such conflicts may arise from time to time, such as, for example, when LRP or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. Under no circumstances will LRP place its own interests ahead of the interests of its Discretionary Accounts in voting proxies.

If the Research Director detects a conflict of interest, LRP will escalate the matter to a committee consisting of LRP’s Managing Partner, Research Director and CCO and vote the matter, as a majority of the committee shall determine, in the best interest of all affected LRP clients and unaffected by the conflict.  LRP will preserve, as a book and record of the firm, all materials reflecting the reasons and bases upon which the committee determined to vote proxies referred for its attention.

10.	The Research Director shall collect and submit the proxy votes in a timely manner.

11.
The CCO will report any attempts by LRP’s personnel  or outside parties to influence the voting of client proxies in a manner that is inconsistent with LRP’s Policy.  Such report shall be made to LRP’s Managing Partner, or if the Managing Partner is the person attempting to influence the voting, then to LRP’s outside counsel.

12.	All proxy votes will be recorded and the following information will be maintained:

•	The name of the issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security;
•	The Council on Uniform Securities Identification Procedures ("CUSIP") number for the portfolio security;
•	The shareholder meeting date;
•	The number of shares LRP is voting on firm-wide;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether or not LRP cast its vote on the matter;
•	How LRP cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);
•	Whether LRP cast its vote with or against management; and
•	Whether any client requested an alternative vote of its proxy.

In the event that LRP votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires LRP to vote a certain way on an issue, while LRP deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest

Although LRP has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

▪
Conflict: LRP retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in LRP’s client portfolios.  For example, LRP may be retained to manage LRP’s pension fund.  LRP is a public company and LRP client accounts hold shares of LRP.  This type of relationship may influence LRP to vote with management on proxies to gain favor with management. Such favor may influence LRP’s decision to continue its advisory relationship with LRP.

▪
Conflict: LRP retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in LRP’s client portfolios.  The similar conflicts of interest exist in this relationship as discussed above.

▪
Conflict: LRP’s employees maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers.  For example, the spouse of an LRP employee may be a high-level executive of an issuer that is held in LRP’s client portfolios.  The spouse could attempt to influence LRP to vote in favor of management.

▪
Conflict:  LRP or an employee(s) personally owns a significant number of an issuer’s securities that are also held in LRP’s client portfolios.  For any number of reasons, an employee(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy.  The employee(s) could oppose voting the proxies according to the policy and successfully influence LRP to vote proxies in contradiction to the policy.

▪
Conflict:  LRP or its affiliate has a financial interest in the outcome of a vote, such as when LRP receives distribution fees (i.e., Rule 12b-1 fees) from mutual funds that are maintained in client accounts and the proxy relates to an increase in 12b-1 fees.

LRP realizes that due to the difficulty of predicting and identifying all material conflicts, it must rely on its employees to notify the Research Director of any material conflict that may impair LRP’s ability to vote proxies in an objective manner.

Recordkeeping

LRP must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business.  The CCO will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

▪	Any request, whether written (including e-mail) or oral, received by any employee of LRP, must be promptly reported to the CCO. All written requests must be retained in the permanent file.

▪
The CCO will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

▪
In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the CCO will distribute to any client requesting proxy voting information the complete proxy voting record of LRP for the period requested.

Any report disseminated to a client(s) will contain the following legend:

“This report contains the full proxy voting record of LRP.  If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

▪
Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days).  Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.  A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

▪	Clients are permitted to request the proxy voting record for the 5 year period prior to their request.

Proxy statements received regarding client securities:

▪	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: LRP is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

▪	LRP Proxy Voting Record.

▪	Documents prepared or created by LRP that were material to making a decision on how to vote, or that memorialized the basis for the decision.

▪
Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

▪	LRP will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) regulatory requirements.

Proxy Solicitation

As a matter of practice, it is LRP’s policy to not reveal or disclose to any client how LRP may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.  LRP will never disclose such information to unrelated third parties.

Attachment A

Proxy Voting Guidelines

The goal of the guidelines is to assist the Research Director to vote proxies in a manner that is in the best interests of clients as shareholders of the companies in which they invest.  The guidelines are not exhaustive and do not include all potential voting issues.  There may be instances when proxies are not voted in strict adherence to these guidelines because proxy issuers and circumstances of individual companies are so varied.  Accordingly, proxy-voting decisions may be handled on a case-by-case basis.  However, if the Research Director believes that a company’s management and board have interests sufficiently aligned with shareholders’ interest of seeking higher security value, the Research Director will generally vote in favor of management.

A.	Social Issues

1.	Equal Employment Opportunity

Papp typically will vote for equal employment opportunity proposals (but against resolutions requiring reports beyond standard practice).

2.	Papp typically will vote against shareholder resolutions that seek to further specific social policies.

•	Requiring reports that go beyond standard practice, SEC disclosure requirements and the like.
•	Restricting the company’s ability to do business in any location or with any particular group.
•	Imposing any other constraints on matters normally left to the business judgment of management or the board of directors.

3.	Board Diversity

Papp typically will vote as recommended by management.

B.	Corporate Governance Issues

Papp typically favors resolutions to:  (i) improve shareholder democracy, (ii) reduce the likelihood of management entrenchment or conflict-of-interest, or (iii) make management more responsive to the concerns of shareholders.

1.	Routine Matters

Papp typically will vote as recommended by management on matters such as the following, as long as considered reasonable by industry standards and not for the purpose of management entrenchment:

•	Changing annual meeting date or location.
•	Changing terms of authorized common stock.
•	Changing the size of the board.
•	Company name change.
•	Increasing or decreasing amounts of authorized common stock.
•	Opting into or out of optional portions of state corporation laws.
•	Stock splits.

Papp will review on case-by-case basis proxy contests and proposals for:

•	Selection of Auditors.
•	Election of Directors – attendance at meetings and share ownership are considered.
•	Classified Board – Staggered board elections.
•	Increasing or decreasing amounts of authorized preferred stock.
•	Changing state of incorporation.

2.	Board Composition and Control

Papp typically will vote in favor of proposals for:

•	Confidential voting.
•	Independent Audit Committees (where a majority of directors are independent).
•	Independent Compensation Committees (where a majority of directors are independent).
•	Independent Nominating Committees (where a majority of directors are independent).
•	Resolutions requiring that a majority of a company’s Board of Directors be independent.

Papp typically will vote as recommended by management on:

•	Required representation of specific gender, race or interest groups on board.
•	Age or term limits for directors.
•	Same person holding more than one office.
•	Shareholder requests for changes in voting requirements not otherwise covered in these guidelines.

Papp will review on a case-by-case basis:

•	Multiple classes of stock or special voting rights.
•	Poison pill proposals by management or shareholders.
•	Directors accepting consulting fees from a company while serving on that company’s board.
•	Directors serving on other boards which might influence their independence.

C.	Stock and Anti-takeover Related

Papp typically will vote against:

•	Creation of blank check preferred stock where it will be used as takeover defense.
•	Cumulative voting.
•	“Equal access” to the proxy by significant company shareholders.
•	“Fair Price” provisions requiring greater than 67% vote of all shares.
•	Limiting shareholders’ right to act by written consent.
•	Limiting shareholders’ right to call (special) meetings.
•	Payment of Greenmail.
•	Requiring inclusion of abstentions in voting results.
•	Shareholder Advisory Committees, or other attempts to involve shareholders or other constituencies directly in board decision-making.
•	Supermajority voting requirements.
•	Targeted share placements (placing blocks of securities with friendly third parties).

D.	Corporate restructurings

Papp will consider on a case-by-case basis proposals for corporate restructuring such as:

•	Leveraged buyouts
•	Liquidations
•	Spin-offs
•	Asset sales

E.	Executive and Director compensation issues

1.	Papp typically favors compensation programs that relate management compensation to long-term performance.

As long as they are considered reasonable by industry standards and have been approved by a compensation committee composed of a majority of independent directors, Papp will vote as recommended by management (except where Papp is withholding votes for the entire board), on the following:

•	Director compensation proposals
•	Director indemnification
•	Employee stock purchase plans
•	Executive Incentive/Pay-for-Performance
•	Changing stock option plans to conform to changes in the Internal Revenue Code.

2.	Papp typically will vote against:

•	Reducing the exercise price of outstanding options or exchanging/replacing underwater options.
•	Granting options at a discount to market.

3.	Papp will consider on a case-by-case basis proposals relating to the following matters:

•	Stock option plans
•	Restricted stock bonus plans
•	Golden Parachutes – ratify or cancel
•	Loans to officers

F.	Mutual Fund Proxies

Papp will review on a case-by-case basis proxies received from share ownership in mutual funds including proposals to approve:

•	Election of trustees
•	Investment advisory agreement
•	Fundamental investment restrictions
•	Distribution agreements